UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

LEAF GROUP LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001- 35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 656-6253

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LEAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)       On April 1, 2020, in light of the economic impacts of the COVID-19 pandemic, the management team of Leaf Group Ltd. (the “Company”) decided, with the consent of the Company’s Board of Directors, to temporarily reduce the annual base salaries of the Company’s named executive officers and executive team, effective as of April 1, 2020. The base salary of Chief Executive Officer Sean Moriarty will be reduced by 50%. The base salary of other named executive officers as well as the executive team will be reduced by 25%. The timing of any restoration of the base salaries will be based on evolving economic conditions and will be made in consultation with and pursuant to the consent of the Board of Directors. Further, the Company’s named executive officers and executive team agreed to defer the payment of their respective 2019 annual cash bonuses until such time as economic conditions have improved, as determined in consultation with the Company’s Compensation Committee.

In addition, the Board of Directors agreed to forego the 2020 annual equity compensation grant to outside directors under the Company’s Outside Director Compensation Program and to forego all cash retainer compensation under the Company’s Outside Director Compensation Program for the first and second quarters of 2020, resulting in at least a 50% reduction in annual cash compensation. After the start of the third quarter of 2020, the Board of Directors will determine whether to recommence, revise or continue to forego its compensation.

Item 8.01     Other Events

Pay Reductions

Additionally, on and effective as of April 1, 2020, the Company determined to temporarily reduce the salaries of its salaried direct workforce by 15%, except where legal requirements dictate otherwise. The timing of any restoration of the base salaries will be based on evolving economic conditions. The salaries for hourly employees will remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2020	LEAF GROUP LTD.

	By:	/s/ Jantoon Reigersman
Jantoon Reigersman
Chief Financial Officer